UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2007

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		00000
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (310) 410-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 23, 2007, Herbalife Ltd. ("Herbalife") issued a press release announcing that Mr. Peter Castleman, a Class I member and Chairman of the Board of Directors (the "Board") of Herbalife and Mr. David Halbert, a Class II member of the Board, each communicated his decision to retire from the Board effective as of the close of business on May 23, 2007. As a result of Mr. Castleman's resignation, Michael O. Johnson, a Class I member of the Board and Chief Executive Officer of Herbalife was appointed Chairman of the Board effective as of the close of business on May 23, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

May 24, 2007	By:	/s/ Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Herbalife Ltd. on May 23, 2007